SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|   Confidential, For Use of the              14a-12
      Commission Only (as permitted
      by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials

                              AMERICAN BILTRITE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

      __________________________________________________________________________

2)    Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                  ______________________________

4)    Proposed maximum aggregate value of transaction: _________________________

5)    Total fee paid: __________________________________________________________

|_|   Fee paid previously with preliminary materials: __________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)   Amount previously paid:______________________________________________

      2)   Form, Schedule or Registration Statement No.: _______________________

      3)   Filing Party: _______________________________________________________

      4)   Date Filed: _________________________________________________________

                             AMERICAN BILTRITE INC.

                                 57 River Street
                      Wellesley Hills, Massachusetts 02481

                               ------------------

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                   MAY 9, 2006

                               ------------------

To the Stockholders of American Biltrite Inc.:

      Notice is hereby given that the Annual Meeting of the Stockholders of American Biltrite Inc. will be held at the Bank of America, America Room, Second Floor, 100 Federal Street, Boston, Massachusetts, on Tuesday May 9, 2006 at 9:00 A.M. local time, for the following purposes:

      1. To elect three directors who will hold office until the Annual Meeting of Stockholders in 2009 and until their successors are duly elected and qualified.

      2. To transact any other business that may properly come before the meeting or any adjournment thereof.

      The close of business on March 10, 2006 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is enclosed with this proxy statement.

      It is desirable that the stock of the Company should be represented as fully as possible at the Annual Meeting. Please sign, date and return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend the Annual Meeting, you may vote in person, if you wish, whether or not you have sent in your proxy, and your vote at the meeting will revoke any prior proxy you may have submitted.


                                          By Order of the Board of Directors
                                          AMERICAN BILTRITE INC.


                                          Henry W. Winkleman
                                          Secretary


Wellesley Hills, Massachusetts
April 7, 2006

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of American Biltrite Inc. (the "Company" or "ABI"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") to be held on May 9, 2006 at the Bank of America, America Room, Second Floor, 100 Federal Street, Boston, Massachusetts at 9:00 A.M. local time, and at any adjournments thereof. The principal executive offices of the Company are located at 57 River Street, Wellesley Hills, Massachusetts 02481. The cost of preparing and mailing the notice, proxy statement and proxy card will be paid by the Company. It is expected that the solicitation of proxies will be by the Company by mail only, but may also be made by overnight delivery service, facsimile, personal interview, e-mail or telephone by directors, officers or employees of the Company. The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy material to those persons for whom they hold such stock and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 7, 2006.

      Proxies in the accompanying form, properly executed, duly returned to the Company and not validly revoked, will be voted at the Meeting (including adjournments) in accordance with your instructions, or if no instruction is given in the proxy as to how to vote the shares, the shares will be voted FOR the proposal to elect three directors to be voted at the Meeting. If shares are held in "street name" through a broker, written instructions should be provided to the broker on how to vote those shares if you wish to direct how those shares will be voted on that proposal. To ensure that your broker receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed.

      Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by written notice of revocation delivered to the Secretary of the Company before the Meeting or by voting the shares subject to such proxy in person at the Meeting. If you hold your shares through a broker or other custodian, you will need to contact them to revoke your proxy. Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person. If you plan to attend the Meeting and wish to vote in person, the Company will give you a ballot at the Meeting; however, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the Meeting a "legal proxy" authorizing you to vote your "street name" shares held at the close of business on March 10, 2006.

      On March 10, 2006, there were issued and outstanding 3,441,551 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share held.

      A quorum for the consideration of any question at the Meeting will consist of a majority in interest of all stock issued and outstanding and entitled to vote upon that question. A plurality of the shares represented and voting at the Meeting at which a quorum is present is required to elect directors. On all other matters, a majority of the shares represented and voting at the meeting is required to decide the question. Shares represented by proxies marked "WITHHELD" with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and therefore, will have no effect on the determination of the outcome of the votes for the election of directors.

      A "broker non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in its name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. A broker holding your shares in its name will be permitted to vote such shares with respect to the proposal to elect three directors to be voted on at the Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal.

           DELIVERY OF PROXY MATERIAL AND ANNUAL REPORTS TO HOUSEHOLDS

      The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and this proxy statement.

      If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

      Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and this proxy statement is delivered may obtain a separate Annual Report on Form 10-K for the year ended December 31, 2005 and/or proxy statement without charge by sending a written request to: American Biltrite Inc., 57 River Street, Wellesley Hills, Massachusetts 02481, attention Henry W. Winkleman, or by calling the company at 781-237-6655. The Company will promptly deliver an Annual Report on Form 10-K for the year ended December 31, 2005 and/or proxy statement upon request.

      Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent to householding.

                              ELECTION OF DIRECTORS

      The Board is divided into three classes, the terms of which expire at successive Annual Meetings of Stockholders. Stockholders are being asked to elect three Class I directors at the Meeting. The accompanying proxy will be voted for the election of the nominees named in Class I below unless otherwise instructed. The term of those Class I directors elected at the Meeting will expire at the Annual Meeting of Stockholders held in 2009 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, persons named as proxies intend to vote for such other person as management may recommend. Each nominee is currently a director of the Company.

      The following table sets forth the name, age and principal occupation of each of the nominees for election as director and each current director in the classes continuing in office, together with a statement as to the period during which he or she has served as a director of the Company.

                                                      Business Experience and                       Expiration of
Name (Age)                                              Other Directorships                          Present Term
----------                                              -------------------                          ------------

Nominees

CLASS I

Gilbert K. Gailius (74)           Former Vice President-Finance and Chief Financial Officer of           2006
                                  the Company.  Director of the Company since 1983.

Richard G. Marcus (58)            President and Chief Operating Officer of the Company.                  2006
                                  Director of the Company since 1982.  Vice Chairman of the
                                  Board of Directors of Congoleum Corporation.

Frederick H. Joseph (69)          Managing Director, Morgan Joseph & Co. investment bankers from         2006
                                  2001 to present.  Managing Director, ING Barings LLC,
                                  investment bankers, from 1998 to 2001. Director of the Company since 1997.  Director of Watsco Inc.

                                                      Business Experience and                       Expiration of
Name (Age)                                              Other Directorships                          Present Term
----------                                              -------------------                          ------------

Incumbent Directors

CLASS II

Leo R. Breitman (65)              Former Chairman and CEO, Fleet Bank - Massachusetts.                   2007
                                  Director of the Company since 2004.

John C. Garrels III (66)          Former Director, Global Banking, The First National Bank of            2007
                                  Boston, a national banking association. Director of the
                                  Company since 1977.

James S. Marcus (76)              Former General Partner, Goldman, Sachs & Co., investment               2007
                                  bankers.  Director of the Company since 1971.

Roger S. Marcus (60)              Chairman of the Board and Chief Executive Officer of the               2007
                                  Company.  Director of the Company since 1981.  Chairman of the
                                  Board of Directors and Chief Executive Officer of Congoleum
                                  Corporation.

CLASS III

Mark N. Kaplan, Esq. (76)         Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP,                  2008
                                  attorneys.  Director of the Company since 1982.  Director of:
                                  DRS Technologies Inc.; Autobytel Inc.; REFAC Technology
                                  Development Corporation; Volt Information Sciences, Inc.; and
                                  Congoleum Corporation.

Natalie S. Marcus (89)            Investor.  Director of the Company since 1992.                         2008

William M. Marcus (68)            Executive Vice President and Treasurer of the Company.                 2008
                                  Director of the Company since 1966.  Director of Aqua Bounty
                                  Technologies, Inc. and Congoleum Corporation.

Kenneth I. Watchmaker (63)        Former Executive Vice President and Chief Financial Officer of         2008
                                  Reebok International Ltd. Director of the Company since 1995.

Note: Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus and the aunt of William M. Marcus. James S. Marcus is not related to Natalie, Roger, Richard or William Marcus.

      Individuals who together beneficially own approximately 58.0% of the outstanding Common Stock as of March 10, 2005 have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of the Company, and their voting of shares of Common Stock, in a manner consistent with each other. Accordingly, these individuals may be deemed to constitute a "group" within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and Rule13d-5 thereunder. In light of the existence of this "group," the Company is a "controlled company," as that term is defined in Section 801 of the American Stock Exchange ("AMEX") Company Guide. As a result of the Company's status as a "controlled company," it may avail itself of exceptions to the AMEX's corporate governance standards that generally require a company whose stock is listed for trading on the AMEX to have a majority of its board of directors consist of independent directors, to have director nominations selected or recommended for the board's selection by either a nominating committee comprised solely of independent directors or by a majority of the independent directors and to have officer compensation determined or recommended to the board for determination either by a compensation committee comprised of independent directors or by a majority of the independent directors. Pursuant to the AMEX's independence standards, the Company's Board of Directors has determined that the following seven of its 11 directors are independent: Leo R. Breitman, John C. Garrels III, Frederick H. Joseph, Mark N. Kaplan, James S. Marcus, Gilbert K. Gailius and Kenneth I. Watchmaker.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTOR.


                               EXECUTIVE OFFICERS

      The following table sets forth certain information relating to the executive officers of the Company.

                                                                                         Executive Officer
Executive Officer (Age)           Position                                                     Since
-----------------------           --------                                                     -----

Roger S. Marcus (60)              Chief Executive Officer of the Company.  Chief               1981
                                  Executive Officer of Congoleum Corporation since
                                  1993

Richard G. Marcus (58)            President and Chief Operating Officer of the                 1982
                                  Company. Vice Chairman of Congoleum Corporation
                                  since 1994

William M. Marcus (68)            Executive Vice President and Treasurer of the                1966
                                  Company

Howard N. Feist III (49)          Vice President-Finance and Chief Financial Officer           2000
                                  of the Company.  Chief Financial Officer and
                                  Secretary of Congoleum Corporation since 1988.

J. Dennis Burns (66)              Vice President and General Manager, Tape Products            1985
                                  Division.

Jean Richard  (61)                Vice President and General Manager, American                 2000
                                  Biltrite (Canada) Ltd.

Henry W. Winkleman (61)           Vice President, Corporate Counsel, and Secretary             1989
                                  of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table, together with the accompanying text and footnotes, sets forth, as of March 10, 2006, (a) the holdings of the Common Stock of each director of the Company and of each person nominated to become a director of the Company, (b) the holdings of the Common Stock of each person named in the Summary Compensation Table that appears later in this proxy statement and of all executive officers and directors as a group and (c) the names, addresses and holdings of the Common Stock of each person, who to the Company's knowledge, beneficially owns 5% or more of the Common Stock. The information set forth in the footnotes to the following table with respect to Congoleum stock are as of March 10, 2006.

Name and Address                                                      Amount and Nature of            Percent of
of Beneficial Owner(1)                                              Beneficial Ownership(2)          Common Stock
----------------------------------------------------------------    ---------------------------    ------------------
Directors and Executive Officers

   Natalie S. Marcus
   c/o American Biltrite Inc.
   57 River Street
   Wellesley Hills, MA  02481                                            950,773(3)(4)                   27.6%

   Richard G. Marcus
   c/o American Biltrite Inc.
   57 River Street
   Wellesley Hills, MA  02481                                            558,388(3)(5)                   15.8

   Roger S. Marcus
   c/o American Biltrite Inc.
   57 River Street
   Wellesley Hills, MA  02481                                            543,787(3)(6)                   15.4

   William M. Marcus
   c/o American Biltrite Inc.
   57 River Street
   Wellesley Hills, MA  02481                                            385,734(3)(7)                   11.0

   J. Dennis Burns                                                        15,104(8)                        *

   Mark N. Kaplan                                                          6,000(9)                        *

   Gilbert K. Gailius                                                     14,000(10)                       *

   John C. Garrels III                                                     4,800(10)                       *

   Howard N. Feist III                                                    30,000(11)                       *

   Kenneth I. Watchmaker                                                   4,000(10)                       *

   James S. Marcus                                                         4,200(10)                       *

   Frederick H. Joseph                                                     4,000(12)                       *

   Leo R. Breitman                                                         1,500(10)                       *

   All directors and executive officers as a group (15 persons)        2,255,286(13)                     59.2

5% Beneficial Owners, other than persons included above

   Dimensional Fund Advisors, Inc.
   1299 Ocean Avenue, Suite 650
   Santa Monica, CA  90491                                               197,750(14)                      5.8

   Wilen Management Company, Inc.
   2360 West Joppe Road, Suite 226
   Lutherville, MD  21093.                                               245,802(15)                      7.1

----------
* Represents beneficial ownership of less than 1% of Common Stock outstanding.

(1) Addresses are given only for beneficial owners of more than 5% of the Common Stock outstanding.

(2) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(3) As of the date shown, these shares were among the 2,160,082 shares, or approximately 58.0%, of the outstanding Common Stock beneficially owned by the following persons, who have identified themselves as persons who have taken, and reasonably anticipate continuing to take, actions which direct or may cause the direction of the management and policies of the Company and the voting of their shares of Common Stock in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"): Natalie S. Marcus, Richard G. Marcus, Roger
      S. Marcus, William M. Marcus and Cynthia S. Marcus (c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481). The Company owns 4,395,605 shares of the Class B Common Stock of Congoleum Corporation ("Congoleum") and 151,100 shares of the Class A Common Stock of Congoleum. These shares on a combined basis represent approximately 69.5% of the voting power of the outstanding capital stock of Congoleum. Each of the named individuals may be deemed a beneficial owner of these Congoleum shares.

(4) Natalie S. Marcus has sole voting and investment power over 798,773 shares. Mrs. Marcus is also a co-trustee with Richard G. Marcus and Roger
      S. Marcus over 144,000 shares and trustee of a charitable trust, which holds 4,000 shares. Mrs. Marcus also has the right to acquire 4,000 shares, which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(5) Richard G. Marcus has sole voting and investment power over 314,388 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Roger
      S. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 100,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Richard G. Marcus's wife, Beth A. Marcus, owns 7,501 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 120,000 shares of Class A common stock of Congoleum, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(6) Roger S. Marcus has sole voting and investment power over 299,787 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Richard G. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 100,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Marcus also has the right to acquire 120,000 shares of Class A common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(7) William M. Marcus has sole voting and investment power over 305,734 shares. Mr. Marcus also has the right to acquire 80,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. William M. Marcus's wife, Cynthia S. Marcus, owns 9,400 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 3,000 shares of common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(8) J. Dennis Burns has sole voting and investment power over 3,104 shares. Mr. Burns has the right to acquire 12,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Burns's wife, Kristin J. Burns, owns 100 shares of Class A Common Stock of Congoleum, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum, of which shares Mr. Burns disclaims beneficial ownership.

(9) Mark N. Kaplan has sole voting and investment power over 2,000 shares. Mark N. Kaplan has the right to acquire 4,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Kaplan also owns 16,000 shares of Class A Common Stock of Congoleum, and has the right to acquire 4,000 shares of Class A Common Stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum.

(10) Messrs. John C. Garrels III, James S. Marcus and Gilbert K. Gailius have sole voting and investment power over 800, 200 and 12,000 shares respectively. Messrs. John C. Garrels III, James S. Marcus and Kenneth I. Watchmaker each have the right to acquire 4,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Gilbert K. Gailius has the right to acquire 2,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Leo R. Breitman has the right to acquire 1,500 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(11) Howard N. Feist III has the right to acquire 30,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Feist also owns 1,000 shares, and is trustee for a custodial account which holds 1,177 shares, of Class A Common Stock of Congoleum. Mr. Feist also has the right to acquire 9,000 shares of common stock of Class A Common Stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. The total number of shares of Class A Common Stock of Congoleum beneficially owned by Mr. Feist represents less than 1% of the voting power of the outstanding capital stock of Congoleum.

(12) Frederick H. Joseph has the right to acquire 4,000 shares which are issuable upon exercise of options exercisable within 60 days of this proxy statement. Mr. Joseph also owns 8,000 shares of Class A Common Stock of Congoleum, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum.

(13) All directors and executive officers as a group may be considered beneficial owners of 425,777 shares of Class A Common Stock of Congoleum and 4,395,605 shares of Class B Common Stock of Congoleum, which combined as a group, represent 70.2% of the voting power of the outstanding capital stock of Congoleum.

(14) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2006.

(15) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors, officers and holders of more than 10% of the Common Stock and other equity securities of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Based solely upon a review of Forms 3, 4, and 5 furnished to the Company during or in respect of the fiscal year ended December 31, 2005, the Company is not aware of any director or officer of the Company or any holder of more than 10% of the Common Stock who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year, except that Roger S. Marcus had a late filing of a Form 4 pursuant to which he reported a gift of Common Stock to his daughter.

                      DIRECTOR COMPENSATION AND COMMITTEES

      During 2005, the Board held seven meetings. Each director who was not an officer and employee of the Company received a director's fee of $15,000 per year and $2,000 for each of the four regular Board meetings attended, and each member of the Audit Committee received $3,000 for each Audit Committee meeting attended during 2005. The Directors do not receive a fee for telephonic meetings. In 2005, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and 75% of the aggregate of the total number of meetings of the committees of the Board on which each Director serves except James S. Marcus with respect to Board of Directors meetings only.

      Directors may elect to defer the receipt of all or a part of their fees. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the base rate quoted by Bank of America at the end of each quarter.

      Directors are also eligible to have their contributions to qualified charitable organizations matched by the Company in an aggregate amount up to $5,000 per director per year.

      Pursuant to the Company's 1999 Stock Option Plan for Non-Employee Directors, on July 1, 2005, each director of the Company was granted an option to purchase 500 shares of the Common Stock. Each of those options was originally scheduled to become fully exercisable on January 1, 2006; however, on November 10, 2005, the Board of Directors accelerated, as of that date, the vesting of all the Company's then outstanding options to purchase the Common Stock granted under the Company's Stock Award and Incentive Plan, as amended and restated as of March 4, 1997, and 1999 Stock Option Plan for Non-Employee Directors. As a result, those options became fully vested and exercisable as of that date.

      Mark N. Kaplan also serves as a director of Congoleum and as a member of Congoleum's Compensation Committee. In that capacity, Mr. Kaplan received a director's fee of $15,000 for the year and $2,000 for each of the four regular meetings of the board of directors of Congoleum held in 2005. Pursuant to Congoleum's director compensation policies, directors of Congoleum may elect to defer the receipt of all or a part of their fees. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the Bank of America base rate at the end of each quarter. In addition, Congoleum directors are also eligible to have their contributions to qualified charitable organizations matched by Congoleum in an aggregate amount up to $5,000 per director per year. In 2005, pursuant to Congoleum's 1999 Stock Option Plan for Non-Employee Directors, Mr. Kaplan was granted an option to purchase 500 shares of Congoleum Class A common stock.

      The Company's Compensation Committee consists of three members. The Compensation Committee met once during 2005. The members of the Compensation Committee are Messrs. Mark N. Kaplan (Chairman), John C. Garrells III, and Kenneth I. Watchmaker. The Compensation Committee is responsible for the review and establishment of executive compensation, including base salaries, bonuses and criteria for their award, personnel policies, particularly as they relate to fringe benefits, savings and investment, pension and retirement plans and other benefits.

      The Company has an Audit Committee composed of independent directors as determined under AMEX's listing standards and the applicable rules of the Securities and Exchange Commission. The members of the Audit Committee are Messrs. Kenneth I. Watchmaker (Chairman), John C. Garrells III, and James S. Marcus. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the Audit Committee Report included in this annual proxy statement. The Board of Directors has determined that the Company has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Kenneth I. Watchmaker who is an independent director as defined in AMEX's listing standards. The written charter adopted by the Board that governs the Audit Committee has been filed with the Securities and Exchange Commission and is available upon request from the Company.

      The Company does not have a standing nominating committee or formal procedure for nomination of directors. The Board of Directors believes that this is appropriate in light of the Company's ownership structure, which includes individuals who together beneficially own approximately 58% of the outstanding Common Stock as of March 10, 2006 and who have identified themselves as persons who have in the past taken, and in the future may take, actions which direct or may cause the direction of the management of the Company, and their voting of shares of Common Stock, in a manner consistent with each other. Accordingly, these individuals may be deemed to constitute a "group" within the meaning of
Section 13(d)(3) of the Exchange and Rule 13d-5 thereunder. In light of the existence of this "group," the Company is a "controlled company," as that term is defined in Section 801 of the AMEX Company Guide. Pursuant to the AMEX's corporate governance rules, a "controlled company" may avail itself of an exception to the AMEX rule that generally requires a company whose stock is listed for trading on the AMEX to have director nominations selected or recommended for the board's selection by either a nominating committee comprised of independent directors or by a majority of the independent directors. All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that such a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board and because the Board includes the controlling shareholders of the Company. Individual directors will generally recommend candidates to the controlling shareholders and, if acceptable, will submit that person's name for consideration by the Board. The Board generally seeks candidates with a broad business background and who may also have a specific expertise in such areas as law, accounting, banking, or investment banking. All members of the Board of Directors are encouraged, but not required, to attend the Company's annual meeting of stockholders. All members of the Board of Directors attended the annual meeting of stockholders held in 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters required to be discussed by Statement on Auditing Standards No. 61, has received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors' independence.

      The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met quarterly with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2005.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company's 2005 audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also appointed Ernst & Young LLP as the Company's independent auditors for 2006.

                                             AUDIT COMMITTEE

                                             Kenneth I. Watchmaker, Chairman
                                             John C. Garrels III
                                             James S. Marcus


                          COMPENSATION COMMITTEE REPORT

Overall Policy

      The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's executive compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties, demonstrated abilities and, where appropriate, the performance of the operating division or subsidiary for which the executive is responsible. The objectives of the Company's compensation strategy are to attract and retain the best possible executives, to motivate those executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results.

      Each year, the Compensation Committee conducts a review of the Company's executive compensation. This review includes consideration of: the relationship between an executive's current compensation and his/her current duties and responsibilities; and inflationary trends. The annual compensation review permits an ongoing evaluation of the relationships among the size and scope of the Company's operations, the Company's performance and its executive compensation. The Compensation Committee also considers the legal and tax effects (including the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company.

      The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this proxy statement (including in the Summary Compensation Table) and sets policies for and reviews the compensation awarded to the Company's most highly compensated corporate executives. This process is designed to provide consistency throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is described in this proxy statement (other than Roger S. Marcus, the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Roger S. Marcus.

      The material elements of the Company's executive compensation consist of base salary, annual bonus and stock options. In 1996, the Compensation Committee established certain additional elements to the Company's executive compensation program, including principally split-dollar insurance arrangements. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Roger S. Marcus, are discussed below. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company (including its subsidiaries) to the individual, including pension benefits, insurance and other benefits, as well as the specific elements of the program described below.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Annual salary adjustments are determined by evaluating on an individual basis (i) new responsibilities of the executive's position, (ii) changes in the scope of the operations managed, (iii) the performance both of such operations and of the executive in the position and (iv) annual increases in the cost of living.

      With respect to the base salary of Roger S. Marcus in 2005, the Compensation Committee took into account the Company's performance (including the performance of Congoleum Corporation, a majority-owned subsidiary of the Company) and the assessment by the Compensation Committee of Mr. Marcus's individual performance as Chief Executive Officer of both the Company and Congoleum Corporation. The Compensation Committee also took into account the length of Mr. Marcus's service to the Company and his increasing responsibilities in the course of such service.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of individual and corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company as a whole and then the relevant divisions or subsidiaries, where appropriate. The Compensation Committee has adopted a policy of paying bonuses to each of Roger S. Marcus and Richard G. Marcus of approximately 3-4% of the Company's after-tax earnings, taking into account significant exceptional or non-operational occurrences and the actual level of profitability for the relevant year. In determining annual bonuses, the Committee also considers the views of Roger S. Marcus as Chief Executive Officer and discusses with him the appropriate bonuses for all executives, including himself.

      For 2005, Roger Marcus received a bonus of $150,000. A portion of Mr. Marcus's 2005 bonus was based on earnings for the Company as a whole in accordance with the Compensation Committee policy set forth above. Consideration was also given to his performance as Chief Executive Officer of the Company and as Chief Executive Officer of Congoleum Corporation. In awarding Mr. Marcus's bonus, the Compensation Committee also considered the performance of the Common Stock and Mr. Marcus's role in promoting the long-term strategic growth of the Company. Mr. Marcus was not awarded a bonus in 2004.

Stock Options

      Under the Company's 1993 Stock Award and Incentive Plan, as amended, stock options are granted to the Company's executive officers. Stock options are granted to the Company's executive officers by the Compensation Committee or the Stock Award Committee, as appropriate. Currently, these committees set guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonus. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the Company's 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997, stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of options granted under the plan cannot be realized unless stock price appreciation occurs over time.

      On November 10, 2005, the Board of Directors approved the vesting of all outstanding and unvested stock options held by directors, officers, and employees under the Company's 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997, and the Company's 1999 Stock Option Plan for Non-Employee Directors. The primary purpose for accelerating the vesting of those options was to enable the Company to avoid recognizing future compensation expense that would have been required to be recognized with respect to those stock options upon the adoption of FASB Statement No. 123R, "Share-Based Payments," which the Company adopted effective with the start of its 2006 fiscal year which started on January 1, 2006. The Company expects the acceleration to reduce the stock option expense it otherwise would have been required to record beginning with fiscal year 2006 by approximately $799,000 in the aggregate on a pre-tax basis.

Supplemental Benefits

      In 1996, the Compensation Committee established supplemental benefits for certain executive officers of the Company. These supplemental benefits were proposed and approved as a means of addressing the substantial inequity to the five most highly compensated executive officers of the Company created by the cap on credited compensation under the Company's qualified pension plan described below under the caption "Defined Benefit Pension Plan." The Company entered into split-dollar life insurance agreements for the benefit of each of William M. Marcus, Richard G. Marcus, Roger S. Marcus, J. Dennis Burns and Howard N. Feist III. Under these contracts, the Company agreed to pay a portion of premiums due over a specified time period on certain variable life insurance policies providing life insurance protection for the family of each executive officer, subject to various terms and conditions.

      The Company has not paid premiums under these agreements since 2001 because such payments may be considered prohibited loans under the Sarbanes-Oxley Act of 2002. Because of this prohibition, as well as recent tax law changes, the Compensation Committee has determined these split dollar agreements are no longer a viable means of achieving their intended purpose and is considering alternatives. The split-dollar life insurance agree- ments with Mr. William M. Marcus and Mr. Roger S. Marcus have been terminated.

Employment Agreements

      No executive officer of the Company has an employment agreement with the Company.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. In 2005, 18% of the Company's executive compensation consisted of performance-based variable elements. In the case of Roger S. Marcus, 20% of his 2005 compensation consisted of performance-based variable elements. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                                  COMPENSATION COMMITTEE

                                                  Mark N. Kaplan, Chairman
                                                  John C. Garrels III
                                                  Kenneth I. Watchmaker


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee of the Board during 2005 are listed above, none of whom is or was at any time during 2005 or at any previous time an officer or employee of the Company. Mark N. Kaplan is presently Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, a law firm. During 2005, the Company retained Skadden, Arps, Slate, Meagher & Flom LLP for a variety of legal matters. The Company has retained Skadden, Arps, Slate, Meagher & Flom LLP during 2006 and proposes to retain the firm during the remainder of 2006. Mr. Kaplan is also a director of Congoleum Corporation and serves on the Audit and Compensation Committees of Congoleum.

                                 CODE OF ETHICS

      The Company has adopted a code of ethics (as that term is defined in Item 406 of Regulation S-K of the regulations promulgated by the SEC) that applies to the principal executive officer, principal financial officer, principal accounting officer and controller and all other employees of the Company. The text of the Company's code of ethics is posted on our Internet website www.ambilt.com or may be obtained without charge by sending a written request to Mr. Henry W. Winkleman, Secretary of the Company, at the Company's offices at 57 River Street, Wellesley Hills, Massachusetts 02481.

                             EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation earned by or paid to the Company's Chairman of the Board and Chief Executive Officer and the Company's four other most highly compensated officers (collectively, the "named executive officers") for services rendered to the Company and its subsidiaries in all capacities during each of the last three years. The table also identifies the principal capacity in which each of the named executives served the Company at the end of 2005.

                           Summary Compensation Table

                                                                                           Long-Term
                                                    Annual Compensation               Compensation Awards
                                               -----------------------------    -------------------------------
                                                                                                   Securities
                                                                                 Securities        Underlying         All Other
                                                                                 Underlying        Congoleum        Compensation
Name and Principal Position        Year         Salary ($)       Bonus ($)      ABI Options         Options            ($)(1)
------------------------------    --------     -------------     -----------    -------------     -------------    ----------------
Roger S. Marcus                    2005           587,500           150,000          --                --               16,870
Chairman of the Board and          2004           572,500                 0        50,000              --               16,501
Chief Executive Officer            2003           557,500                 0          --                --               16,186

Richard G. Marcus                  2005           587,500           150,000          --                --               16,870
President and                      2004           572,500                 0        50,000              --               16,501
Chief Operating Officer            2003           557,500                 0          --                                 16,186

William M. Marcus                  2005           470,000           105,000          --                --               16,639
Executive Vice President and       2004           458,000                 0        40,000              --               16,222
Treasurer                          2003           446,000                 0          --                --               16,186

Howard N. Feist III                2005           270,300            50,000          --                --                5,168
Vice President-Finance             2004           263,100                 0        20,000              --                5,034
and Chief Financial Officer        2002           255,600            25,000          --                --                7,715

J. Dennis Burns
Vice President and                 2005           243,000            20,000          --                --                4,958
General Manager,                   2004           236,700                 0        6,000               --                4,838
Tape Products Division             2003           230,000                 0          --                --                7,860

-----------
(1)   The amounts disclosed in this column include:

      (a) Company contributions of $3,150 in 2005, $3,075 in 2004 and $6,000 in 2003, under the Company's 401(k) Savings Investment Plan, on behalf of each individual listed;

      (b) Payment by the Company of $10,000 in each of 2005, 2004, and 2003 to individual life insurance trusts for Roger S. Marcus and Richard G. Marcus and $9,985 in 2005 and $10,000 in each of 2004 and 2003 for William M. Marcus; and

      (c)   Company paid group-term life insurance premiums on behalf of Roger
            S. Marcus, Richard G. Marcus, William M. Marcus, Howard N. Feist III and J. Dennis Burns totaling, in 2005, $3,720, $3,720, $3,504,
            $2,018 and $1,808, respectively, in 2004, $3,426, $3,426, $3,147,
            $1,959 and $1,763, respectively, and in 2003, $186, $186, $186,
            $1,715 and $1,860, respectively.

      The following table sets forth information relating to stock option exercises in 2005 by the named executive officers of the Company and the number and value of each such officer's unexercised in-the-money options/SARs on December 31, 2005 based upon the difference between the per share exercise price of the stock option and closing price per share of Common Stock and Class A common stock of Congoleum, as applicable, at fiscal year-end.

            Aggregated Option/SAR Exercises and Year-End Value Table

                                                                        Number of Securities             Value of Unexercised
                                                                       Underlying Unexercised                In-the Money
                                                                      Options/SARS at 12/31/05         Options/SARs at 12/31/05
                                                                    -----------------------------   ------------------------------
                          Company         Shares         Value
                          Granting      Acquired on     Realized    Exercisable    Unexercisable     Exercisable     Unexercisable
        Name              Options      Exercise (#)       ($)           (#)             (#)              ($)              ($)
-------------------     ----------    -------------    ----------   ------------   --------------   -------------   --------------

Roger S. Marcus         ABI                  -             -         100,000               -          67,500                -
                        Congoleum            -             -         120,000          80,000          72,000           48,000

Richard G. Marcus       ABI                  -             -         100,000               -          67,500                -
                        Congoleum            -             -         120,000          80,000          72,000           48,000

William M. Marcus       ABI                  -             -          80,000               -          54,000                -
                        Congoleum            -             -           3,000           2,000           1,800            1,200

Howard N. Feist III     ABI                  -             -          30,000               -          27,000                -
                        Congoleum            -             -           9,000           6,000           5,400            3,600

J. Dennis Burns         ABI                  -             -          12,000               -           8,100                -
                        Congoleum            -             -               -               -               -                -

                          DEFINED BENEFIT PENSION PLAN

      In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension plan (the "Pension Plan"). The following table shows for various income and service levels, the annual benefits payable under the Pension Plan, commencing at normal retirement at age 65. These benefits are presented on a five years certain and life thereafter basis and reflect any reduction for Social Security or other offset amounts that may apply.


                      APPROXIMATE ANNUAL PENSION AT AGE 65

                                                                      Years of Service
                                ---------------------------------------------------------------------------------------------
Final Average
Annual Compensation                 15            20            25            30            35           40             45
-------------------             ----------    ----------    ----------    ----------    ---------    ----------     ---------
$200,000......................   $24,100       $32,100       $40,100       $48,200       $56,200      $64,200        $70,200
$300,000......................    25,400        33,900        42,400        50,900        59,300       67,800         74,200
$400,000......................    25,400        33,900        42,400        50,900        59,300       67,800         74,200
$500,000......................    25,400        33,900        42,400        50,900        59,300       67,800         74,200

      The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive months in which the participating employee had the highest level of earnings during the 120 consecutive months preceding retirement.

      The compensation used to determine a person's benefits under the Pension Plan is such person's salary (including amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended). The Internal Revenue Service has limited the maximum compensation for benefit purposes to $210,000 in 2005. Salary amounts listed in the Summary Compensation Table are items of compensation covered by the Pension Plan. A person's benefits under the Pension Plan are subject to deduction for Social Security and other offset amounts that may apply, including offsets for service credited under the pension plan of a subsidiary.

      The table below sets forth certain information relating to the Pension Plan with respect to the named executive officers.

                                            2005 Remuneration     Credited Years
Name                                         Covered by Plan        of Service
----                                         ---------------        ----------

Roger S. Marcus ......................          $210,000                38

Richard G. Marcus ....................           210,000                35

William M. Marcus ....................           210,000                45

Howard N. Feist III ..................           210,000                24

J. Dennis Burns ......................           210,000                21

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2005, the Company retained the services of the law firm Skadden, Arps, Slate, Meagher & Flom LLP for a variety of legal matters. The Company has retained Skadden, Arps, Slate, Meagher & Flom LLP during 2006 and proposes to retain that firm during the remainder of 2006. Mr. Kaplan is Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP.

      During 2005, the Company employed Mr. William M. Marcus' son in a marketing position, with compensation paid (including salary, value of company provided automobile, and 401(k) match) for 2005 of $87,274. During 2005, Congoleum Corporation employed Mr. Roger S. Marcus' daughter in a marketing position, with compensation paid (including salary, value of company provided automobile, 401(k) match, and pay in lieu of medical benefits, as applicable) for 2005 of $76,408, and employed his son-in-law in an administrative position with compensation paid (including salary and 401(k) match) of $64,222. All of these employment relationships are expected to continue during 2006.

                         CHANGE OF CONTROL ARRANGEMENTS

      Under the terms of the Company's 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997 (the "1993 Plan"), all outstanding awards granted under that plan that were not previously exercisable and vested will become fully vested and exercisable if: (i) any person (other than an exempt person (as defined in the succeeding sentence)) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of that two-year period constitute the entire Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction of the type referred to in clauses (i), (iii) or (iv) of this paragraph) whose election to the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of that two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the Company's voting securities outstanding immediately prior to the consummation of that transaction representing 50% or more of the combined voting power of the surviving or parent entity outstanding immediately after the merger or consummation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an exempt person) acquires 50% or more of the combined voting power of the Company's then outstanding voting securities; or (iv) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all, or substantially all of, the Company's assets (or any transaction having a similar effect). For purposes of the 1993 Plan, an "exempt person" means (a) the Company, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company, or (d) any person or group of persons who, immediately prior to the adoption of the 1993 Plan owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN

      The graph that follows compares the cumulative total stockholder return of the Common Stock to the cumulative returns of the American Stock Exchange Market Value Index and a Peer Group Index which includes companies in Standard Industrial Classification (SIC) code number 3089 - Plastic Products, N.E.C.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG AMERICAN BILTRITE INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX


        [PERFORMANCE GRAPH HERE IN PRINTED MATERIALS; DATA POINTS BELOW]


                              ------------------------ FISCAL YEAR ENDING ---------------------
COMPANY/INDEX/MARKET          12/29/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/30/2005

American Biltrite                 100.00     103.00      71.57      60.14      89.04      84.75
Plastics Products, NEC            100.00     118.73     105.49     124.67     150.52     146.97
AMEX Market Index                 100.00      95.39      91.58     124.66     142.75     157.43

                      ASSUMES $100 INVESTED ON JAN. 1, 2001
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2005

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2006. Fees billed by Ernst & Young LLP for 2004 and 2005 are as follows:

Audit Fees

      The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the financial statements of the Company and Congoleum for 2004 and 2005 and the reviews of the Company's and Congoleum's quarterly financial statements included in the Company's and Congoleum's respective Quarterly Reports on Form 10-Q for 2004 and 2005 were $1,001,000 and $957,400, respectively ($340,000 in 2004 and $380,000 in 2005 of such fees were for services provided to Congoleum).

Audit Related Fees

      The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered to the Company and Congoleum for audit related services which were primarily related to services with respect to the Company's and Congoleum's internal controls in preparation for compliance with Section 404 of the Sarbanes Oxley Act of 2002 for 2004 and 2005 were $40,000 and $164,500, respectively ($20,000 in 2004 and $69,000 in 2005 of such fees were for services provided to Congoleum).

Tax Fees

      The aggregate fees billed by Ernst & Young LLP for tax services provided to the Company and Congoleum related to tax compliance, tax advice, tax planning and tax examination assistance in 2004 and 2005 were $245,000 and $213,000, respectively ($10,000 in 2004 and $0 in 2005 of such fees were for services provided to Congoleum).

All Other Fees

      The aggregate fees billed by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above for 2004 and 2005 were $69,000 and $3,000. respectively, which related to services in connection with Congoleum's filing a petition under Chapter 11 of the federal Bankruptcy Code.

      Fees for services provided to Congoleum Corporation are approved by Congoleum's audit committee. The Company's Audit Committee does not pre-approve fees for services for Congoleum but considers the amounts of such fees paid when making judgments regarding independence. All audit related services, tax services and other services, other than those provided to Congoleum, were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's pre-approval policy and procedure is to review proposed Ernst & Young LLP audit, audit-related services, tax services and other services and pre- approve such services specifically described by the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more members of the Audit Committee pre-approval authority with respect to permitted services. The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the regulations promulgated by the Securities and Exchange Commission.

      Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                        SHAREHOLDER COMMUNICATION POLICY

      The Company has established procedures for shareholders to communicate directly with the Board of Directors on a confidential basis. Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Corporation at 57 River Street, Wellesley Hills, Massachusetts 02481 Attention: Henry W. Winkleman. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the Board of Directors or individual Directors addressed, as applicable. To the extent that a shareholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

                            SUPPLEMENTAL INFORMATION

      On December 31, 2003, Congoleum Corporation filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Roger S. Marcus, Richard G. Marcus and Howard N. Feist III were executive officers of Congoleum Corporation at the time of such filing and continue to serve in those capacities. Also, Roger S. Marcus, Richard G. Marcus, William M. Marcus and Mark
N. Kaplan were directors of Congoleum Corporation at the time of such filing and continue to serve in those capacities.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the year 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by December 8, 2006. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 21, 2007.

                                  OTHER MATTERS

      Management of the Company has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.


                                          By Order of the Board of Directors
                                          AMERICAN BILTRITE INC.


                                          Henry W. Winkleman
                                          Secretary


Wellesley Hills, Massachusetts
April 7, 2006